Other Deductions, Net	12 Months Ended
Sep. 30, 2015
Other Deductions, Net [Abstract]
Other Deductions, Net
OTHER DEDUCTIONS, NET

Other deductions, net are summarized as follows:
	2013	2014	2015
Amortization of intangibles (intellectual property and customer relationships)	$220	225	214
Rationalization of operations	78	55	211
Other	64	113	146
Total	$362	393	571

Other is composed of several items that are individually immaterial, including foreign currency transaction gains and losses, bad debt expense, equity investment income and losses, litigation and other items. The increase in 2015 is primarily due to higher litigation costs of $33, an unfavorable foreign currency transaction impact of $14 and fees related to the planned spinoff of the network power systems business of $10, partially offset by a favorable comparative effect from the $34 Artesyn equity investment loss in 2014. Other increased in 2014 primarily due to the equity investment loss, the comparative impact of a $13 China research credit in 2013 and several other items. Reduced foreign currency transaction losses of $20 partially offset the increase.